UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2005

EQUISTAR CHEMICALS, LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-76473 76-0550481

(Commission File Number) (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

(713) 652-7200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The descriptions set forth below are qualified in their entirety by the full text of the respective documents to which they refer, which documents are filed herewith.

Item 1.01 Entry into a Material Definitive Agreement

Equistar Credit Agreement, Undertaking Agreement and Receivables Purchase Agreement

On November 2, 2005, Equistar Chemicals, LP ("Equistar") entered into amendments to (1) its Credit Agreement (the "Credit Agreement") dated as of December 17, 2003, as amended, among Equistar, the subsidiaries of Equistar parties thereto, the lenders party thereto, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations agents, Citicorp USA, Inc. and Bank of America, N.A. as co-collateral agents, and Citicorp USA, Inc. as administrative agent, (2) its Undertaking Agreement (the "Undertaking Agreement") dated as of December 17, 2003, as amended and (3) its Receivables Purchase Agreement (the "Equistar Receivables Purchase Agreement") dated as of December 17, 2003, as amended, among Equistar Receivables II, LLC as the seller, Equistar as the servicer, the banks and other financial institutions party thereto as purchasers, Citicorp USA, Inc as co-asset agent and administrative agent for the purchasers, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations agents, and Bank of America, N.A. as co-asset agent.

The amendments increase the total commitments under the Credit Agreement from $250 million to $400 million, increase the total commitments under the Equistar Receivables Purchase Agreement from $450 million to $600 million, extend the maturity of the facilities under each of the Credit Agreement and the Equistar Receivables Purchase Agreement to November 2, 2010, reduce the interest rates on borrowings under the Credit Agreement by 0.75%, reduce the unused commitment fee under the Credit Agreement by 0.375%, reduce the yield under the Equistar Receivables Purchase Agreement by 0.75%, reduce the unused commitment fee under the Equistar Receivables Purchase Agreement by between 0.25% and 0.125%, conform certain covenants in the Undertaking Agreement to the Credit Agreement, and modify certain other terms of each of the Credit Agreement and Equistar Receivables Purchase Agreement. Availability under the Credit Agreement, which was undrawn at closing, is reduced to the extent of outstanding letters of credit provided under the Credit Agreement. The outstanding amount of receivables sold under the Equistar Receivables Purchase Agreement was $100 million at November 2, 2005.

The amendment to the Credit Agreement is being filed with this Current Report on Form 8-K as Exhibit 4.2(b). The amendment to the Equistar Receivables Purchase Agreement is being filed with this Current Report on Form 8-K as Exhibit 4.7(b). The amendment to the Undertaking Agreement is being filed with this Current Report on Form 8-K as Exhibit 4.8(b).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

4.2(b) Amendment No. 2 dated as of November 2, 2005 to Credit Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the subsidiaries of Equistar Chemicals, LP parties thereto, the lenders party thereto, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations agents, Citicorp USA, Inc. and Bank of America, N.A. as co-collateral agents, and Citicorp USA, Inc. as administrative agent

4.7(b) Amendment No. 2 dated as of November 2, 2005 to Receivables Purchase Agreement dated as of December 17, 2003 among Equistar Receivables II, LLC as the seller, Equistar Chemicals, LP as the servicer, the banks and other financial institutions party thereto as purchasers, Citicorp USA, Inc as co-asset agent and administrative agent for the purchasers, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations Agents, Bank of America, N.A. as co-asset agents

4.8(b) Amendment No. 2 dated as of November 2, 2005 to Undertaking Agreement dated as of December 17, 2003 by Equistar Chemicals, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUISTAR CHEMICALS, LP

By:/s/ Kerry A. Galvin

Name: Kerry A. Galvin

Title: Senior Vice President, General Counsel & Secretary

Date: November 7, 2005

INDEX TO EXHIBITS

Exhibit

Number Description

4.2(b) Amendment No. 2 dated as of November 2, 2005 to Credit Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the subsidiaries of Equistar Chemicals, LP parties thereto, the lenders party thereto, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations agents, Citicorp USA, Inc. and Bank of America, N.A. as co-collateral agents, and Citicorp USA, Inc. as administrative agent

4.7(b) Amendment No. 2 dated as of November 2, 2005 to Receivables Purchase Agreement dated as of December 17, 2003 among Equistar Receivables II, LLC as the seller, Equistar Chemicals, LP as the servicer, the banks and other financial institutions party thereto as purchasers, Citicorp USA, Inc as co-asset agent and administrative agent for the purchasers, Credit Suisse First Boston, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as co-documentations Agents, Bank of America, N.A. as Co-Asset Agents

4.8(b) Amendment No. 2 dated as of November 2, 2005 to Undertaking Agreement dated as of December 17, 2003 by Equistar Chemicals, LP